Exhibit 99.2

First Quarter Fiscal 2013
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2012

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

July 31, 2012

Page

Company Background and Highlights	2

Property Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-13
Capital Analysis	14

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	15
Net Operating Income Detail	16-17
Stabilized Properties and Overall Physical Occupancy Levels by Segment	18

Tenant Analysis
Commercial Leasing Summary	19-20
Multi-Family Residential Summary	21
10 Largest Commercial Tenants - Based on Annualized Base Rent	22
Lease Expirations	23

Growth and Strategy
Acquisition Summary	24
Development Summary	25

Definitions	26

Company Background and Highlights
First Quarter Fiscal 2013
Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET's portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.
During the first quarter of fiscal year 2013, the Company closed on its acquisitions of:
•
a 308-unit multi-family residential property in Topeka, Kansas, on approximately 18.3 acres of land, for a purchase price of approximately $17.7 million, of which $5.2 million was paid in cash with assumed debt of $12.5 million;

•
a 232-unit multi-family residential property in Lincoln, Nebraska, on approximately 14.7 acres of land, for a purchase price of approximately $17.5 million, of which $14.2 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $3.3 million; and

•
a 208-unit multi-family residential property in Lincoln, Nebraska, on approximately 11.5 acres of land, for a purchase price of approximately $17.3 million, of which $13.8 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $3.5 million.

Also during the first quarter of fiscal year 2013, the Company placed in service its 159-unit Quarry Ridge Apartment Homes development in Rochester, Minnesota, and placed in service buildings 3 and 4 (totaling 73 units) of its four-building, 145-unit Williston Garden multi-family residential development in Williston, North Dakota. The Company is the majority member of the joint venture entity that owns the Williston Garden development, with a 60% interest. As of July 31, 2012, project costs incurred for the Quarry Ridge development totaled approximately $15.6 million; the total estimated construction costs (excluding the value of the land) for the project are $17.3 million. Estimated total project costs for the Williston Garden development are approximately $19.5 million, of which the joint venture entity had incurred approximately $17.8 million as of July 31, 2012.
The Company sold two small properties in the first quarter of fiscal year 2013, in Kentwood, Michigan and Fox River, Wisconsin, for sales prices of $625,000 and $330,000, respectively.
The Company's revenues in the first quarter of fiscal year 2013 continued to be affected by low occupancy levels in its commercial office segment. Despite signs of economic recovery and renewed commercial leasing interest, the Company believes the continued elevated vacancy in its commercial office segment reflects continuing challenging economic conditions in certain of the Company's markets. IRET's multi-family residential portfolio continued to improve in occupancy and real estate revenue compared to the year-earlier period.
In the first quarter of fiscal year 2013, IRET paid its 165th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on July 2, 2012. Subsequent to the end of the first quarter of fiscal year 2013, the Company declared a quarterly distribution of $0.1300 per share and unit payable on October 1, 2012 to shareholder and unitholders of record on September 17, 2012. The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company's Series A preferred shares, payable October 1, 2012 to Series A preferred shareholders of record on September 17, 2012, and declared an initial, pro-rated distribution of $0.3312 per share on the Company's Series B preferred shares of beneficial interest, payable October 1, 2012 to Series B preferred shareholders of record on September 17, 2012. Subsequent distributions on the Series B preferred shares are payable quarterly in arrears in the amount of $0.4968 per share.
As of July 31, 2012, IRET owns a diversified portfolio of 269 properties consisting of 87 multi-family residential properties, 68 commercial office properties, 65 commercial medical properties (including senior housing), 19 commercial industrial properties and 30 commercial retail properties.  IRET's common shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of July 31, 2012)
Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	269
Total Square Feet
(commercial properties)	12.3 million
Total Units
(multi-family residential properties)	10,143
Common Shares Outstanding (thousands)	91,812
Limited Partnership Units Outstanding (thousands)	21,171
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	6.4%
Total Capitalization (see p.14 for detail)	$2.1 billion

Investor Information
Board of Trustees
Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman
John D. Stewart	Trustee, Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda Hall Keller	Trustee
Thomas A. Wentz, Jr.	Trustee, Executive Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management
Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Executive Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President of Asset Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988
Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ
Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)
	1st Quarter Fiscal Year 2013	4th Quarter Fiscal Year 2012	3rd Quarter Fiscal Year 2012	2nd Quarter Fiscal Year 2012	1st Quarter Fiscal Year 2012
High Closing Price	$8.31	$7.97	$7.64	$8.12	$9.69
Low Closing Price	$7.05	$7.22	$6.89	$6.92	$8.07
Average Closing Price	$7.57	$7.56	$7.27	$7.46	$8.87
Closing Price at end of quarter	$8.16	$7.22	$7.42	$7.41	$8.13
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.686
Closing Dividend Yield - annualized	6.4%	7.2%	7.0%	7.0%	8.4%
Closing common shares outstanding (thousands)	91,812	89,474	85,744	83,682	81,259
Closing limited partnership units outstanding (thousands)	21,171	20,332	19,596	19,534	19,958
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$921,941	$792,799	$781,623	$764,831	$822,894

Certain statements in these supplemental disclosures are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2012 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
First Quarter Fiscal 2013 Acquisitions and Development Projects Placed in Service

Lakeside Village Apartment Homes 701 Lakeside Dr. Lincoln, NE 68528	Quarry Ridge Apartments 1823 Quarry Ridge Place NW Rochester, MN 55901

Villa West Apartment Homes 2744 SW Villa West Drive Topeka, KS 66614	The Colony Apartment Homes 3751 Faulkner Dr. Lincoln, NE 68516

Property Cost by Segment – First Quarter Fiscal 2013
With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET's diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
ASSETS
Real estate investments
Property owned	$1,979,099	$1,892,009	$1,861,321	$1,844,654	$1,777,485
Less accumulated depreciation	(387,286)	(373,490)	(364,190)	(351,174)	(339,293)
	1,591,813	1,518,519	1,497,131	1,493,480	1,438,192
Development in progress	10,498	27,599	22,281	14,124	12,697
Unimproved land	10,990	10,990	6,390	6,558	6,550
Mortgage loans receivable, net of allowance	0	0	0	155	156
Total real estate investments	1,613,301	1,557,108	1,525,802	1,514,317	1,457,595
Real estate held for sale	1,131	2,067	0	0	0
Cash and cash equivalents	37,002	39,989	35,502	32,697	37,307
Other investments	635	634	633	628	627
Receivable arising from straight-lining of rents, net of allowance	24,127	23,273	21,965	20,905	19,331
Accounts receivable, net of allowance	6,448	7,052	3,977	8,243	7,935
Real estate deposits	4	263	578	451	458
Prepaid and other assets	3,070	3,703	4,107	1,718	1,997
Intangible assets, net of accumulated amortization	43,796	44,588	49,055	50,322	48,108
Tax, insurance, and other escrow	13,161	11,669	11,427	11,315	15,198
Property and equipment, net of accumulated depreciation	1,332	1,454	1,464	1,986	1,687
Goodwill	1,120	1,120	1,120	1,127	1,127
Deferred charges and leasing costs, net of accumulated amortization	21,932	21,447	22,014	21,255	20,304
TOTAL ASSETS	$1,767,059	$1,714,367	$1,677,644	$1,664,964	$1,611,674

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$41,084	$47,403	$43,439	$39,002	$34,547
Revolving line of credit	44,500	39,000	49,000	47,000	34,000
Mortgages payable	1,080,655	1,048,689	1,038,717	1,039,625	1,002,962
Other	25,094	14,012	6,326	1,164	6,369
TOTAL LIABILITIES	1,191,333	1,149,104	1,137,482	1,126,791	1,077,878

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	0	0	0	1,005	1,263
EQUITY
Investors Real Estate Trust shareholders' equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	701,431	684,049	657,304	643,022	627,722
Accumulated distributions in excess of net income	(289,025)	(278,377)	(269,942)	(260,535)	(250,585)
Total Investors Real Estate Trust shareholders' equity	439,723	432,989	414,679	409,804	404,454
Noncontrolling interests – Operating Partnership	122,373	118,710	114,852	116,550	119,382
Noncontrolling interests – consolidated real estate entities	13,630	13,564	10,631	10,814	8,697
Total equity	575,726	565,263	540,162	537,168	532,533
TOTAL LIABILITIES AND EQUITY	$1,767,059	$1,714,367	$1,677,644	$1,664,964	$1,611,674

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Three Months Ended
OPERATING RESULTS	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
Real estate revenue	$62,410	$60,621	$60,981	$60,629	$59,557
Real estate expenses	25,068	22,851	24,807	25,761	24,859
Gain on involuntary conversion	0	274	0	0	0
Net operating income	37,342	38,044	36,174	34,868	34,698
Depreciation/amortization	(16,286)	(15,210)	(15,245)	(14,936)	(14,873)
Administrative expenses, advisory and trustee services	(2,096)	(1,437)	(1,659)	(2,104)	(2,181)
Other expenses	(519)	(389)	(359)	(835)	(315)
Interest	(16,517)	(16,430)	(16,511)	(16,291)	(15,881)
Interest and other income	142	141	279	213	153
Income from continuing operations	2,066	4,719	2,679	915	1,601
(Loss) income from discontinued operations	(70)	(598)	(158)	576	(28)
Net income	$1,996	$4,121	$2,521	$1,491	$1,573

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(251)	(636)	(351)	(194)	(178)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(66)	(106)	(43)	(12)	26
Net income attributable to Investors Real Estate Trust	1,679	3,379	2,127	1,285	1,421
Dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,086	$2,786	$1,534	$692	$828

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.01	$.04	$.02	$.00	$.01
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.00	(.01)	.00	.01	.00
Net income (loss) per common share – basic & diluted	$.01	$.03	$.02	$.01	$.01

Percentage of Revenues
Real estate expenses	40.2%	37.7%	40.7%	42.5%	41.7%
Depreciation/amortization	26.1%	25.1%	25.0%	24.6%	25.0%
General and administrative	3.4%	2.4%	2.7%	3.5%	3.7%
Interest	26.5%	27.1%	27.1%	26.9%	26.7%
(Loss) income from discontinued operations	0.1%	1.0%	0.3%	1.0%	0.0%
Net income	3.2%	6.8%	4.1%	2.5%	2.6%

Ratios
EBITDA(1)/Interest expense	2.09	x	2.17	x	2.07	x	1.97	x	2.03	x
EBITDA(1)/Interest expense plus preferred distributions	2.02	x	2.09	x	2.00	x	1.90	x	1.95	x
(1)	See Definitions on page 26. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$1,679	$3,379	$2,127	$1,285	$1,421
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	1,086	2,786	1,534	692	828
Adjustments:
Noncontrolling interests – Operating Partnership	251	636	351	194	178
Depreciation and amortization	16,187	15,165	15,179	14,890	14,823
Real estate impairment	0	293	135	0	0
Loss (gain) on depreciable property sales	73	240	0	(589)	0
Funds from operations applicable to common shares and Units	$17,597	$19,120	$17,199	$15,187	$15,829

FFO per share and unit - basic and diluted	$0.16	$0.18	$0.16	$0.15	$0.16

Adjusted funds from operations(1)
Funds from operations applicable to common shares and Units	$17,597	$19,120	$17,199	$15,187	$15,829
Adjustments:
Tenant improvements	(2,206)	(4,846)	(2,007)	(2,021)	(1,435)
Leasing commissions	(1,335)	701	(1,589)	(1,182)	(703)
Recurring capital expenditures(1)	(1,987)	(1,451)	(1,411)	(1,872)	(1,969)
Straight-line rents	(864)	(1,330)	(1,059)	(1,597)	(398)
Non-real estate depreciation	136	78	114	90	127
Adjusted funds from operations applicable to common shares and Units	$11,341	$12,272	$11,247	$8,605	$11,451

AFFO per share and unit - basic and diluted	0.10	0.11	0.11	0.09	0.11

Weighted average shares and units	111,292	107,316	103,935	101,669	100,844
(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$1,679	$3,379	$2,127	$1,285	$1,421
Adjustments:
Noncontrolling interests – Operating Partnership	251	636	351	194	178
Income before noncontrolling interests – Operating Partnership	1,930	4,015	2,478	1,479	1,599
Add:
Interest	16,517	16,454	16,533	16,318	15,925
Depreciation/amortization related to real estate investments	15,453	14,390	14,359	14,193	14,166
Amortization related to non-real estate investments	833	821	903	758	734
Amortization related to real estate revenues(2)	37	30	31	29	51
Less:
Interest income	(18)	(33)	(25)	(37)	(53)
Gain on sale of real estate, land and other investments	73	240	0	(589)	0
Gain on involuntary conversion	0	(274)	0	0	0
EBITDA	$34,825	$35,643	$34,279	$32,151	$32,422
(1)	See Definitions on page 26.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2013	$19,196	$0	$19,196	5.59%	1.8%
2014	47,383	677	48,060	5.76%	4.4%
2015	75,072	9,750	84,822	5.62%	7.9%
2016	71,178	0	71,178	5.90%	6.6%
2017	188,742	0	188,742	6.14%	17.5%
2018	64,125	0	64,125	5.70%	5.9%
2019	98,586	5,664	104,250	5.92%	9.6%
2020	116,098	0	116,098	5.86%	10.7%
2021	137,409	0	137,409	5.44%	12.7%
2022	140,138	0	140,138	5.63%	13.0%
Thereafter	106,637	0	106,637	5.05%	9.9%
Total maturities	$1,064,564	$16,091	$1,080,655	5.72%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.
	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
Balances Outstanding
Mortgage
Fixed rate	$1,064,564	$1,032,543	$1,028,198	$1,033,550	$996,256
Variable rate	16,091	16,146	10,519	6,075	6,706
Mortgage total	$1,080,655	$1,048,689	$1,038,717	$1,039,625	$1,002,962

Weighted Average Interest Rates
Secured	5.72%	5.78%	5.84%	5.86%	5.90%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2012
(in thousands)
Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Multi-Family Residential
Monticello Village - Monticello, MN	3/1/2013	$2,941	$0	$0	$0	$0	$2,941
Quarry Ridge - Rochester, MN	10/1/2013	0	11,808	0	0	0	11,808
East Park - Sioux Falls, SD	12/1/2013	0	1,488	0	0	0	1,488
Sycamore Village - Sioux Falls, SD	12/1/2013	0	837	0	0	0	837
Candlelight - Fargo, ND	3/1/2014	0	1,263	0	0	0	1,263
Evergreen II - Isanti, MN	11/1/2014	0	0	2,176	0	0	2,176
Campus Center - St Cloud, MN	6/1/2015	0	0	0	1,333	0	1,333
Campus Knoll - St Cloud, MN	6/1/2015	0	0	0	889	0	889
Landmark - Grand Forks, ND	8/24/2015	0	0	0	1,744	0	1,744
Regency Park Estates - St Cloud, MN	1/1/2016	0	0	0	7,065	0	7,065
Summary of Debt due after Fiscal 2016		0	0	0	0	318,364	318,364
Sub-Total Multi-Family Residential		$2,941	$15,396	$2,176	$11,031	$318,364	$349,908

Commercial Office
Great Plains - Fargo, ND	10/1/2013	$0	$1,636	$0	$0	$0	$1,636
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	2,557	0	0	0	2,557
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	1,326	0	0	0	1,326
Viromed - Eden Prairie, MN	4/1/2014	0	552	0	0	0	552
Wirth Corporate Center - Golden Valley, MN	4/1/2014	0	3,538	0	0	0	3,538
TCA Building - Eagan, MN	5/1/2014	0	0	7,424	0	0	7,424
Brenwood - Hennepin County, MN	7/15/2014	0	0	5,250	0	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	1,747	0	0	1,747
Plymouth IV - Plymouth, MN	8/8/2014	0	0	3,222	0	0	3,222
Plymouth V - Plymouth, MN	8/8/2014	0	0	3,766	0	0	3,766
Plaza VII - Boise, ID	9/1/2014	0	0	1,037	0	0	1,037
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	3,393	0	0	3,393
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	10,178	0	0	10,178
Northgate I - Maple Grove, MN	12/10/2014	0	0	5,296	0	0	5,296
Plymouth I - Plymouth, MN	12/10/2014	0	0	1,187	0	0	1,187
Plymouth II - Plymouth, MN	12/10/2014	0	0	1,187	0	0	1,187
Plymouth III - Plymouth, MN	12/10/2014	0	0	1,461	0	0	1,461
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	610	0	0	610
West River Business Park - Waite Park, MN	1/1/2015	0	0	610	0	0	610
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	8,383	0	0	8,383
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	8,111	0	0	8,111
US Bank Financial Center - Bloomington, MN	7/1/2015	0	0	0	13,654	0	13,654
Rapid City 900 Concourse Drive - Rapid City, SD	8/1/2015	0	0	0	1,503	0	1,503
Westgate I - Boise, ID	8/1/2015	0	0	0	1,224	0	1,224
Westgate II - Boise, ID	8/1/2015	0	0	0	2,998	0	2,998
Brook Valley I - LaVista, NE	1/1/2016	0	0	0	1,334	0	1,334
Spring Valley IV - Omaha, NE	1/1/2016	0	0	0	794	0	794
Spring Valley V - Omaha, NE	1/1/2016	0	0	0	873	0	873
Spring Valley X - Omaha, NE	1/1/2016	0	0	0	810	0	810
Spring Valley XI - Omaha, NE	1/1/2016	0	0	0	794	0	794
Summary of Debt due after Fiscal 2016		0	0	0	0	254,040	254,040
Sub-Total Commercial Office		$0	$9,609	$62,862	$23,984	$254,040	$350,495

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2012 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Medical
High Pointe Health Campus - Lake Elmo, MN	4/1/2014	$0	$5,400	$0	$0	$0	$5,400
Edgewood Vista - Billings, MT	12/10/2014	0	0	1,952	0	0	1,952
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	2,974	0	0	2,974
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	1,118	0	0	1,118
Garden View Medical - St Paul, MN	8/1/2015	0	0	0	1,695	0	1,695
2800 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	5,540	0	5,540
2828 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	8,492	0	8,492
Edina 6405 France Medical - Edina, MN	9/1/2015	0	0	0	9,002	0	9,002
Ritchie Medical Plaza - St Paul, MN	9/1/2015	0	0	0	6,631	0	6,631
Summary of Debt due after Fiscal 2016(2)		0	0	0	0	233,768	233,768
Sub-Total Commercial Medical		$0	$5,400	$6,044	$31,360	$233,768	$276,572

Commercial Industrial
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	$6,959	$0	$0	$0	$0	$6,959
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	3,763	0	0	0	0	3,763
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	5,533	0	0	0	0	5,533
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	1,100	0	0	0	1,100
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	2,320	0	0	0	2,320
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	2,730	0	0	0	2,730
Stone Container - Roseville, MN	7/14/2014	0	0	4,500	0	0	4,500
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	2,204	0	0	2,204
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	1,477	0	0	1,477
Winsted Industrial Building	9/30/2014	0	0	390	0	0	390
Stone Container - Fargo, ND	12/1/2015	0	0	0	787	0	787
Stone Container - Fargo, ND	12/1/2015	0	0	0	994	0	994
Summary of Debt due after Fiscal 2016		0	0	0	0	23,477	23,477
Sub-Total Commercial Industrial		$16,255	$6,150	$8,571	$1,781	$23,477	$56,234

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2012 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$377	$0	$0	$0	$377
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	300	0	0	0	300
St Cloud Westgate - St Cloud, MN	10/10/2013	0	3,151	0	0	0	3,151
Eagan I Retail Center - Eagan, MN(3)	12/22/2013	0	1,327	0	0	0	1,327
Forest Lake Westlake Center - Forest Lake, MN(3)	12/22/2013	0	4,243	0	0	0	4,243
Pine City C-Store - Pine City, MN(3)	4/20/2014	0	295	0	0	0	295
Pine City Evergreen Square - Pine City, MN(3)	4/20/2014	0	1,812	0	0	0	1,812
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	2,525	0	0	2,525
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	693	0	0	693
Fargo Express Center - Fargo, ND	10/1/2014	0	0	978	0	0	978
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	973	0	0	973
Grand Forks MedPark Mall - Grand Forks, ND(3)	5/21/2015	0	0	0	3,022	0	3,022
Summary of Debt due after Fiscal 2016		0	0	0	0	27,750	27,750
Sub-Total Commercial Retail		$0	$11,505	$5,169	$3,022	$27,750	$47,446

Total		$19,196	$48,060	$84,822	$71,178	$857,399	$1,080,655
*	Mortgage debt does not include the Company's multi-bank line of credit or construction loans. The line of credit has a maturity date of August 12, 2013; as of July 31, 2012, the Company had borrowings of $44.5 million outstanding under this line. Construction loans totaled $25.0 million as of July 31, 2012.
(1)	Totals are principal balances as of July 31, 2012.
(2)	Subsequent to the end of the first quarter of fiscal year 2013, the Company paid off, without penalty, $20.1 million of commercial mortgage debt with an original maturity date in fiscal year 2023.
(3)	Mortgage loan was paid off without penalty subsequent to the end of the first quarter of fiscal year 2013.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
Equity Capitalization
Common shares outstanding	91,812	89,474	85,744	83,682	81,259
Operating partnership (OP) units outstanding	21,171	20,332	19,596	19,534	19,958
Total common shares and OP units outstanding	112,983	109,806	105,340	103,216	101,217
Market price per common share (closing price at end of period)	$8.16	$7.22	$7.42	$7.41	$8.13
Equity capitalization-common shares and OP units	$921,941	$792,799	$781,623	$764,831	$822,894
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$949,258	$820,116	$808,940	$792,148	$850,211

Debt Capitalization
Total debt	$1,150,123	$1,101,564	$1,095,416	$1,087,625	$1,043,152
Total capitalization	$2,099,381	$1,621,680	$1,604,356	$1,879,773	$1,893,363

Total debt to total capitalization	0.55:1	0.57:1	0.58:1	0.58:1	0.55:1

	Three Months Ended
	07/31/2012		04/30/2012		01/31/2012		10/31/2011		07/31/2011
Earnings to fixed charges(1)	1.11	x	1.25	x	1.15	x	1.05	x	1.10	x
Earnings to combined fixed charges and preferred distributions(1)	1.07	x	1.21	x	1.11	x	1.02	x	1.06	x
Debt service coverage ratio(1)	1.45	x	1.49	x	1.43	x	1.37	x	1.41	x

Distribution Data
Common shares and units outstanding at record date	111,525		106,642		103,761		101,439		100,725
Total common distribution paid	$14,413		$13,809		$13,486		$13,186		$17,275
Common distribution per share and unit	$.1300		$.1300		$.1300		$.1300		$.1715
Payout ratio (FFO per share and unit basis)(1)	81.3%		72.2%		81.3%		86.7%		107.2%
Payout ratio (AFFO per share and unit basis)(1)	130.0%		118.2%		118.2%		144.4%		155.9%
(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)
	Three Months Ended July 31,
Segment	2012	2011	% Change
Multi-Family Residential	$10,038	$9,072	10.6%
Commercial Office	9,349	9,871	(5.3)%
Commercial Medical	10,371	11,097	(6.5)%
Commercial Industrial	2,440	2,469	(1.2)%
Commercial Retail	2,195	2,145	2.3%
	$34,393	$34,654	(0.8)%
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Three Months Ended July 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,331	$18,638	$14,331	$3,459	$3,351	$0	$58,110
Non-Stabilized	3,304	0	996	0	0	0	4,300
Total	21,635	18,638	15,327	3,459	3,351	0	62,410

Real estate expenses
Stabilized(1)	8,293	9,289	3,960	1,019	1,156	0	23,717
Non-Stabilized	1,229	0	122	0	0	0	1,351
Total	9,522	9,289	4,082	1,019	1,156	0	25,068

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	0	0	0
Total	0	0	0	0	0	0	0

Stabilized(1)	10,038	9,349	10,371	2,440	2,195	0	34,393
Non-Stabilized	2,075	0	874	0	0	0	2,949
Net operating income	$12,113	$9,349	$11,245	$2,440	$2,195	$0	$37,342

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(4,588)	$(5,211)	$(4,477)	$(940)	$(934)	$(136)	$(16,286)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,096)	(2,096)
Other expenses	0	0	0	0	0	(519)	(519)
Interest expense	(4,909)	(5,270)	(4,099)	(874)	(707)	(658)	(16,517)
Interest and other income	0	0	0	0	0	142	142
Income(loss)from continuing operations	2,616	(1,132)	2,669	626	554	(3,267)	2,066
Income(loss) from discontinued operations	0	0	0	0	(64)	(6)	(70)
Net income (loss)	2,616	(1,132)	2,669	626	490	(3,273)	1,996
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(251)	(251)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(66)	(66)
Net income (loss) attributable to Investors Real Estate Trust	2,616	(1,132)	2,669	626	490	(3,590)	1,679
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,616	(1,132)	2,669	626	490	$(4,183)	$1,086
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,387	$18,815	$16,617	$3,435	$3,208	$0	$59,462
Non-Stabilized	95	0	0	0	0	0	95
Total	17,482	18,815	16,617	3,435	3,208	0	59,557

Real estate expenses
Stabilized(1)	8,315	8,944	5,520	966	1,063	0	24,808
Non-Stabilized	51	0	0	0	0	0	51
Total	8,366	8,944	5,520	966	1,063	0	24,859

Net Operating Income (NOI)
Stabilized(1)	9,072	9,871	11,097	2,469	2,145	0	34,654
Non-Stabilized	44	0	0	0	0	0	44
Net operating income	$9,116	$9,871	$11,097	$2,469	$2,145	$0	$34,698

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,519)	$(5,361)	$(4,193)	$(880)	$(821)	$(99)	$(14,873)
Administrative, advisory and trustee services	0	0	0	0	0	(2,181)	(2,181)
Other expenses	0	0	0	0	0	(315)	(315)
Interest expense	(4,521)	(5,198)	(3,940)	(936)	(768)	(518)	(15,881)
Interest and other income	0	0	0	0	0	153	153
Income (loss) from continuing operations	1,076	(688)	2,964	653	556	(2,960)	1,601
Income from discontinued operations	0	0	(24)	0	(4)	0	(28)
Net income (loss)	1,076	(688)	2,940	653	552	(2,960)	1,573
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(178)	(178)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	26	26
Net income (loss) attributable to Investors Real Estate Trust	1,076	(688)	2,940	653	552	(3,112)	1,421
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,076	$(688)	$2,940	$653	$552	$(3,705)	$828
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
1st Quarter Fiscal 2013 vs. 1st Quarter Fiscal 2012

Segments	Stabilized Properties		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2013	Fiscal 2012	Fiscal 2013	Fiscal 2012
Multi-Family Residential	93.5%	91.5%	92.8%	91.5%
Commercial Office	78.8%	78.4%	78.8%	78.4%
Commercial Medical	95.0%	95.7%	95.3%	95.7%
Commercial Industrial	90.0%	94.7%	90.0%	94.7%
Commercial Retail	87.5%	86.0%	87.5%	86.0%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
1st Quarter Fiscal 2013
1st Quarter Fiscal 2012

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2012

	Three Months Ended July 31, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	34,640	64,179	98,819	243,502	(144,683)
Commercial Medical	6,887	1,468	8,355	9,803	(1,448)
Commercial Industrial	0	9,702	9,702	32,717	(23,015)
Commercial Retail	9,070	2,420	11,490	23,292	(11,802)
Total All Segments	50,597	77,769	128,366	309,314	(180,948)

Weighted Average Rental Rates(3)
Commercial Office	$15.71	$16.10	$15.96	$13.51	$2.45	18.2%
Commercial Medical	22.41	23.16	22.54	21.83	0.71	3.3%
Commercial Industrial	0.00	5.84	5.84	3.88	1.96	50.5%
Commercial Retail	12.40	16.62	13.29	9.37	3.92	41.8%
Total All Segments	$16.03	$14.97	$15.39	$12.44	$2.95	23.7%

	Three Months Ended July 31, 2012
	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	3.5	2.9	3.1
Commercial Medical	5.4	5.0	5.3
Commercial Industrial	0.0	3.3	3.3
Commercial Retail	3.7	4.0	3.8
Total All Segments	4.1	3.2	3.6
(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITMENTS
for the three months ended July 31, 2012
	1st Quarter Fiscal 2013 Total
	(dollars in thousands)
	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$489	$121	$610
Commercial Medical	373	37	410
Commercial Industrial	0	5	5
Commercial Retail	3	0	3
Subtotal	$865	$163	$1,028

Tenant Improvements per square foot
Commercial Office	$14.12	$1.89	$6.18
Commercial Medical	54.15	25.00	49.03
Commercial Industrial	0.00	0.52	0.52
Commercial Retail	0.33	0.00	0.26
All Segments	$17.10	$2.09	$8.01

Leasing Costs
Commercial Office	$264	$108	$372
Commercial Medical	48	4	52
Commercial Industrial	0	19	19
Commercial Retail	6	3	9
Subtotal	$318	$134	$452

Leasing Costs per square foot
Commercial Office	$7.62	$1.68	$3.76
Commercial Medical	7.05	2.85	6.31
Commercial Industrial	0.00	1.98	1.98
Commercial Retail	0.62	1.21	0.74
All Segments	$6.29	$1.72	$3.52

Tenant Improvements and Leasing Costs
Commercial Office	$753	$229	$982
Commercial Medical	421	41	462
Commercial Industrial	0	24	24
Commercial Retail	9	3	12
Total	$1,183	$297	$1,480

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$21.74	$3.57	$9.94
Commercial Medical	61.20	27.85	55.34
Commercial Industrial	0.00	2.50	2.50
Commercial Retail	0.95	1.21	1.00
All Segments	$23.38	$3.82	$11.53

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	07/31/2012	04/30/2012	01/31/2012	10/31/2011	07/31/2011
Number of Units	10,143	9,161	8,921	8,885	8,664
Average Investment Per Unit
Stabilized	$57,255	$56,983	$56,955	$56,615	$56,151
Non-Stabilized	83,113	81,277	75,465	65,675	55,365
	$60,724	$58,518	$57,762	$56,926	$56,140

Average Scheduled Rent(1) per Unit
Stabilized	$721	$713	$711	$705	$700
Non-Stabilized	889	887	841	949	785
	$743	$724	$716	$714	$701

Total Receipts per Unit
Stabilized	$711	$704	$700	$696	$674
Non-Stabilized	831	831	826	814	793
	$727	$712	$705	$700	$675

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$207	$156	$155	$213	$228
Non-Stabilized	123	119	179	110	320
	$194	$154	$156	$209	$229

Physical Occupancy%
Stabilized	93.5%	94.2%	93.9%	95.2%	91.4%
Non-Stabilized	88.7%	86.8%	77.4%	82.2%	97.0%
	92.8%	93.7%	93.2%	94.6%	91.5%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.9%	46.4%	45.9%	47.1%	46.3%
Non-Stabilized	34.8%	39.0%	40.5%	36.5%	43.1%
Total	43.3%	45.8%	45.6%	46.6%	46.2%
(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of July 1, 2012

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments' Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	94	12.4%	1,450,585	13.6%
St. Luke's Hospital of Duluth, Inc.	6	42	3.5%	198,775	1.9%
Fairview Health Services	9	75	3.4%	243,581	2.3%
Applied Underwriters	3	55	2.2%	141,724	1.3%
Affiliates of Siemens USA (NYSE: SI)	2	56	1.6%	112,848	1.1%
HealthEast Care System	1	79	1.6%	114,316	1.1%
Nebraska Orthopedic Hospital	1	200	1.3%	61,758	0.6%
Microsoft (NASDAQ: MSFT)	1	77	1.3%	122,040	1.1%
Arcadis Corporate Services, Inc.	1	48	1.2%	71,430	0.7%
State of Idaho Department of Health and Welfare	2	67	1.1%	103,342	1.0%
Total/Weighted Average		80	29.6%	2,620,399	24.7%
(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of July 31, 2012

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2013	35	255,473	6.7%	$3,474	$13.60	6.3%
2014	57	547,111	14.4%	6,919	12.65	12.6%
2015	74	506,293	13.4%	7,333	14.48	13.3%
2016	42	559,085	14.8%	8,854	15.84	16.1%
2017	44	827,259	21.8%	13,828	16.72	25.2%
2018 and thereafter	47	1,093,541	28.9%	14,565	13.32	26.5%
	299	3,788,762	100.0%	$54,973	$14.51	100.0%

Commercial Medical
2013	19	111,711	4.0%	$2,335	$20.90	4.9%
2014	24	395,597	14.3%	6,856	17.33	14.4%
2015	15	59,362	2.2%	1,428	24.06	3.0%
2016	24	175,113	6.3%	3,590	20.50	7.6%
2017	20	133,237	4.8%	2,812	21.11	5.9%
2018 and thereafter	85	1,893,228	68.4%	30,475	16.10	64.2%
	187	2,768,248	100.0%	$47,496	$17.16	100.0%

Commercial Industrial
2013	4	193,988	7.5%	$505	$2.60	4.9%
2014	10	321,629	12.5%	1,217	3.78	11.8%
2015	6	344,493	13.4%	1,398	4.06	13.5%
2016	9	689,564	26.7%	2,976	4.32	28.8%
2017	5	311,141	12.1%	1,175	3.78	11.4%
2018 and thereafter	7	716,095	27.8%	3,060	4.27	29.6%
	41	2,576,910	100.0%	$10,331	$4.01	100.0%

Commercial Retail
2013	23	125,275	10.8%	$801	$6.39	8.2%
2014	41	209,011	18.0%	1,320	6.32	13.6%
2015	34	296,123	25.5%	2,269	7.66	23.4%
2016	23	97,266	8.4%	1,160	11.93	11.9%
2017	22	102,084	8.8%	1,094	10.72	11.3%
2018 and thereafter	24	331,120	28.5%	3,070	9.27	31.6%
	167	1,160,879	100.0%	$9,714	$8.37	100.0%

Commercial Total
2013	81	686,447	6.7%	$7,115	$10.36	5.8%
2014	132	1,473,348	14.3%	16,312	11.07	13.3%
2015	129	1,206,271	11.7%	12,428	10.30	10.2%
2016	98	1,521,028	14.8%	16,580	10.90	13.5%
2017	91	1,373,721	13.3%	18,909	13.76	15.4%
2018 and thereafter	163	4,033,984	39.2%	51,170	12.68	41.8%
	694	10,294,799	100.0%	$122,514	$11.90	100.0%
*	Annualized Base Rent is monthly scheduled rent as of July 1, 2012 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 ACQUISITION SUMMARY
as of July 31, 2012
($'s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	July 31, 2012 Leased Percentage	Acquisition Cost

Villa West	Topeka, KS	Multi-Family Residential	May 8, 2012	308	98.1%	94.8%	$17,650
Colony	Lincoln, NE	Multi-Family Residential	June 4, 2012	232	98.3%	99.1%	17,500
Lakeside Village	Lincoln, NE	Multi-Family Residential	June 4, 2012	208	86.5%	83.7%	17,250
Quarry Ridge II(1)	Rochester, MN	Multi-Family Residential	June 29, 2012	161	33.3%	50.0%	3,543
Williston Garden Buildings 3 and 4(2)	Williston, ND	Multi-Family Residential	July 31, 2012	72	98.6%	98.6%	4,158
			Total Square Feet	0			$60,101
			Total Units	981
(1)
Development property placed in service June 29, 2012. Additional costs paid in fiscal years 2012 and 2011, and land acquired in fiscal year 2007, totaled $13.0 million, for a total project cost at July 31, 2012 of $16.5 million.

(2)
Development property placed in service July 31, 2012. Buildings 1 and 2 were placed in service in fiscal year 2012. Additional costs paid in fiscal year 2012 totaled $12.1 million, for a total project cost at July 31, 2012 of $16.2 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 DEVELOPMENT IN PROGESS SUMMARY
as of July 31, 2012
($'s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Spring Wind - Laramie, WY	29 assisted living units and 16 memory care units	100%	3,800	3,107	2nd Quarter Fiscal 2013
Industrial-Office Build-to-Suit - Minot, ND	28,000 sf. commercial industrial building	100%	5,799	3,647	2nd Quarter Fiscal 2013
Jamestown Medical Office Building – Jamestown, ND(1)	45,000 square foot medical office building	88%	9,200	3,022	3rd Quarter Fiscal 2013
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	0%	3,000	647	4th Quarter Fiscal 2013
Branch Bank Building – Minot, ND	3,700 square foot commercial office building	100%	1,700	75	4th Quarter Fiscal 2013
			$23,499	$10,498
(1)	The Company is a 51% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.

Definitions
July 31, 2012
Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing commissions and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization.  AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.
Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.
Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as "net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis." In addition, NAREIT recently clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure1.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.
Net Operating Income is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).
Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.
Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.
Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants) made on a regular or recurring basis to maintain a property's competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and the following two years (i.e., excluding capital expenditures on non-stabilized properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.
Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.
Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.